Teleflex Separation and Vascular Intervention Acquisition February 27, 2025 Teleflex Incorporated Exhibit 99.4

The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on Investors) An audio replay of the call will be available beginning at 11:00 am Eastern Time on February 27, 2025 and can be accessed on the Teleflex website or by telephone. The call can be accessed by dialing 1 800 770 2030 (U.S.) or 1 609 800 9909 (all other locations). The confirmation code is 69028. Conference Call Logistics

Today’s Speakers Lawrence Keusch VP, Investor Relations and Strategy Development Liam Kelly Chairman, President and CEO Thomas Powell Executive VP and CFO John Deren Corporate VP and Chief Accounting Officer

Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements. Examples of forward-looking statements include statements with respect to the Company's proposed acquisition of Biotronik's Vascular Intervention business, the Company's and the Vascular Intervention business’s commercialized and pipeline products, clinical development programs for Freesolve RMS, the potential clinical effect of Freesolve RMS, the risk that results of earlier clinical trials may not be predictive of the results of later-stage clinical trials, unexpected concerns that may arise from additional data, analyses or results obtained during clinical trials, risks and uncertainties associated with device development and the Vascular Intervention business’s technology platform, including, in each case, their potential benefits, anticipated revenue contribution, anticipated financing, anticipated accretion and the anticipated timing of completion of the proposed acquisition, the Company's plans to spinoff certain of its businesses into an independent company, the expected timetable for completing the transaction, the tax-free nature of the transaction, the future financial and operating performance of each company following the transaction, the benefits and synergies of the transaction, strategic and competitive advantages of each company, and future growth and other opportunities for each company. Any forward-looking statements contained herein are based on our management's current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or company actions to differ materially from what is expressed or implied by these statements. These risks and uncertainties are identified and described in more detail in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K. We expressly disclaim any obligation to update these forward-looking statements, except as otherwise explicitly stated by us or as required by law or regulation. You should not place undue reliance on these statements or the scientific data presented. Teleflex, the Teleflex logo, Arrow, Barrigel, Deknatel, LMA, Pilling, QuikClot, Titan SGS, Rüsch, UroLift and Weck are trademarks or registered trademarks of Teleflex Incorporated or its affiliates, in the U.S. and/or other countries. © 2025 Teleflex Incorporated. All rights reserved. Note on Forward-Looking Statements 4

5 Teleflex’s Value Creation Framework 1 2 3 Drive Sustainable Revenue Growth Acquisition of BIOTRONIK’s Vascular Intervention business enhances our positioning within the high-growth coronary and peripheral vascular end-markets Achieve Margin and Earnings Expansion Drive leverage through business simplification, streamlined manufacturing footprint and operational efficiencies Optimize Our Product Portfolio Announcing separation of Teleflex into two publicly traded companies, simplifying operating model and creating increased focus and investment in each entity’s respective portfolio and strategy Announcing acquisition of BIOTRONIK’s Vascular Intervention business 4 Intend to execute on remaining $300mm of share repurchases under existing authorization in 2025 Return Capital to Shareholders

Executive Summary – Vascular Intervention Acquisition 6 Acquisition Summary Financial Impact –Announcing acquisition of BIOTRONIK’s Vascular Intervention business, consisting of a broad portfolio of drug- coated balloons, drug-eluting stents, covered stents, self-expanding and balloon-expandable bare metal stents, and balloon catheters –Complementary to existing complex percutaneous coronary intervention (PCI) portfolio, enables participation in combined coronary strategies with drug-coated balloons and drug-eluting stents, and establishes footprint in fast- growing peripheral intervention market –Acquisition facilitates greater commercial efficiencies and increased presence in the hospital cath lab –Cash payment on closing of approximately €760 million, less certain adjustments as provided in the purchase agreement including certain working capital not transferring and other customary adjustments –Expected to close by the end of the third quarter of 2025, subject to customary closing conditions –Teleflex plans to initially finance the acquisition through a new term loan and revolving borrowings under its existing senior credit facility and cash on hand –The BIOTRONIK acquisition delivered a constant currency revenue CAGR of 5.4% from 2022 – 2024 and is expected to generate approximately €91 million in revenues in the fourth quarter of 2025 –Beginning in 2026, the BIOTRONIK acquisition is expected to deliver constant currency revenue growth of 6% or better –Expected to be approximately $0.10 accretive to adjusted EPS in the first year of ownership from the date of close, and to be increasingly accretive, thereafter –Expect to generate double-digit ROIC

Acquiring a Broad Coronary and Peripheral Product Portfolio

Key Segments	Representative Products				Call Points
Coronary Vascular Interventions	 **Orsiro™ Mission DES**	 **PK Papyrus™ Covered Coronary Stent**	 **Pantera™ Lux™ Drug-Coated Balloon**	 **Pantera™ Pro Coronary Balloon**	Interventional Cardiology
Vascular Restoration Therapy		**Freesolve™ Resorbable Magnesium Scaffold (RMS)** Metallic Performance Fully Resorbable after 12 months[1] CE Mark			Interventional Cardiology
Peripheral Vascular Interventions	 **Dynetic™ -35 Balloon Expandable Cobalt Chronium Stent**	 **Pulsar™ -18 T3 Self-Expanding 4F Stent**	 **Passeo™ -18 Lux™ Peripheral Drug Coated Balloon (DCB)**	 **Passeo™ -35 Xeo Percutaneous Transluminal Angioplasty (PTA) Balloon**	Interventional Cardiology Interventional Radiology Vascular Surgeons



Note: Freesolve™ RMS is available in CE-mark accepting countries; Freesolve RMS is limited by US law to investigational use only. DCB not available in US and Japan.

1. Seguchi M., BIOMAG-I. The study was sponsored by Biotronik. M. Seguchi has received honoraria from Biotronik.

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Strengthening The Teleflex Interventional Business 8 Expanding Into An Attractive Market Product Portfolio Synergies New Technology Potential –Vascular Intervention acquisition significantly expands Teleflex’s market presence with a combined coronary/ peripheral Interventional business –The peripheral intervention market is growing rapidly with global market growth estimated to be in the high single-digit range –Acquired coronary portfolio highly complementary to Teleflex’s complex PCI portfolio and provides entry into the peripheral intervention market –Broad portfolio of drug-coated balloons, drug-eluting stents, covered stents, self-expanding and balloon- expandable bare metal stents, and balloon catheters –Expands and enhances the Interventional salesforce and offerings by combining existing Teleflex access products with the acquired therapeutic devices –Creates greater commercial efficiencies and presence in the hospital cath lab – Improves global geographic mix –Acquisition brings robust R&D, clinical expertise, and global manufacturing capabilities –Opportunity to invest in and expand the clinical trial program for BIOTRONIK's FreesolveTM, a sirolimus-eluting RMS device featuring a unique magnesium alloy technology, including possible pursuit of the U.S. market

Freesolve™ RMS: Disruptive potential of resorbable technology through potential mitigation of long-term adverse effects



Launch

- Resorbable Magnesium Scaffold (RMS)
- "Leave nothing behind"
- CE Mark (Feb 2024)[1]

BIOMAG-I
demonstrated clinical evidence on safety

BIOMAG-II
(ongoing) prospective RCT non-inferiority trial[4]

Clinical Evidence

- Resorbable after 12 months[2]
- BIOMAG-II: compares Freesolve™ vs. Abbott Xience™ DES[3]
- Initial results expected in 2027

Potential to disrupt existing coronary stent (DES) market

Implication

- Bioabsorbable scaffolds reduce permanent caging of coronary arteries
- Potential for better patient outcomes
- Positions Teleflex as a leader in CVI

Teleflex™
Empowering the future of healthcare

(1) Freesolve RMS is limited by US law to investigational use only.
(2) Seguchi M., BIOMAG-I. The study was sponsored by Biotronik. M. Seguchi has received honoraria from Biotronik.
(3) Head-to-head clinical studies comparing BIOMAG-II with currently approved or investigational devices have not been conducted.
(4) BIOMAG-II: https://pubmed.ncbi.nlm.nih.gov/37334655/ The study is sponsored by Biotronik.

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Transaction Details – The BIOTRONIK acquisition delivered a constant currency revenue CAGR of 5.4% from 2022 – 2024 and is expected to generate approximately €91 million in revenues in the fourth quarter of 2025 –Beginning in 2026, the BIOTRONIK acquisition is expected to deliver constant currency revenue growth of 6% or better – Expected to be approximately $0.10 accretive to adjusted EPS in the first year of ownership from the date of close, and to be increasingly accretive, thereafter – Expect to generate double-digit ROIC – Cash payment on closing of approximately €760 million, less certain adjustments as provided in the purchase agreement including certain working capital not transferring and other customary adjustments – Expected to close by the end of the third quarter of 2025, subject to customary closing conditions – Teleflex plans to initially finance the acquisition through a new term loan and revolving borrowings under its existing senior credit facility and cash on hand Financial Highlights Vascular Intervention Acquisition Financial Summary 10

11 Teleflex’s Value Creation Framework 1 2 3 Drive Sustainable Revenue Growth Acquisition of BIOTRONIK’s Vascular Intervention business enhances our positioning within the high-growth coronary and peripheral vascular end-markets Achieve Margin and Earnings Expansion Drive leverage through business simplification, streamlined manufacturing footprint and operational efficiencies Optimize Our Product Portfolio Announcing separation of Teleflex into two publicly traded companies, simplifying operating model and creating increased focus and investment in each entity’s respective portfolio and strategy 4 Return Capital to Shareholders Announcing separation of Teleflex into two publicly traded companies Intend to execute on remaining $300mm of share repurchases under existing authorization in 2025

– Positions each company to accelerate growth profile with a simplified operating model, streamlined manufacturing footprint and increased management focus – Allows better allocation of resources to the unique strengths and opportunities of each business, offering investors a more targeted investment opportunity – Facilitates distinct capital allocation strategies that better align with the specific growth philosophies and objectives of each independent company Separation Designed to Deliver Greater Value for All Stakeholders 12

13 Transaction Details Financial Implications Timing and Closing Conditions – Transaction expected to be completed mid-2026 – Subject to market, regulatory, and certain other conditions – Closing conditions include: • Final approval by Teleflex Board of Directors • Favorable IRS ruling and tax advisor opinion on tax-free nature of transaction • Effectiveness of Form-10 registration statement filed with the SEC – Teleflex to create a new, independent, publicly traded company (“NewCo”) with the following businesses: • Urology: To include Interventional Urology and bladder management portfolio • Acute Care: To include Anesthesia, Respiratory, intra-aortic balloon pump portfolio, and select other products • OEM: To include the complete OEM business, including the TFX Medical OEM, TFX OEM, Deknatel and HPC Medical brands – Intended to take the form of a distribution of newly issued shares of NewCo to shareholders that is tax-free for U.S. tax purposes – Positions each company to accelerate its growth profile with a simplified operating model, streamlined manufacturing footprint and increased management focus – Separation expected to position Teleflex RemainCo ("RemainCo") to deliver 6%+ constant currency revenue growth post- separation, and be accretive to Teleflex adjusted gross margin, initially neutral to Teleflex adjusted operating margin, partially as a result of higher anticipated investment in R&D – RemainCo is expected to drive double-digit EPS growth in the first full year post separation – Following the separation, NewCo is expected to generate low single-digit constant currency revenue growth with a mid-50% adjusted gross margin profile and a low single to mid single-digit constant currency revenue growth profile over the medium term Leadership – Liam Kelly will continue to lead RemainCo as its Chairman, President, and CEO – NewCo leadership to be announced in the coming months Transaction Overview Note: Projected growth metrics reflect constant currency.

14 Establishing Two Leading, Focused, Independent Companies NewCo – Streamlined portfolio focused on highly complementary product categories – Vascular Access, Interventional, and Surgical – Better positioned to capitalize on high-growth, high- acuity, primarily hospital-focused emergent end markets – Simplified operating model and streamlined manufacturing footprint, unlocking margin improvement opportunities over time and creating capacity for focused R&D investment – Increased financial flexibility to align capital allocation philosophy with growth strategy, with greater ability to pursue business development opportunities to more effectively compete in high-innovation end markets – Enhances financial profile across multiple metrics, comparing favorably to growth-focused, scaled medtech peers – Undivided management focus to unlock NewCo’s potential through a simplified operating model – Established leadership positions in respective markets – Attractive end markets in Urology, Acute Care, and OEM, with potential to accelerate growth over the medium term – Focused OEM strategy with flexibility to further expand customer base and enhance capabilities – Ability to identify, invest in, and capitalize on opportunities unique to NewCo’s end markets – Tailored capital allocation and investment strategy to drive innovation and growth RemainCo

Separation Positions Both Businesses For Greater Corporate Clarity and Enhanced Strategic Focus…

	RemainCo	NewCo
Strategic Focus	**Vascular Access[1], Interventional, Surgical** *Better positioned to capitalize on high-growth, high-acuity, primarily hospital-focused emergent end markets*	**Urology[2], Acute Care[3], OEM** *Ability to identify, invest in, and capitalize on opportunities unique to NewCo's end-markets*
2024 Pro Forma Revenue | Adjusted Gross Margin	**~$2.1bn | Mid-60%** *Pro forma for acquisition of BIOTRONIK's Vascular Intervention business*	**~$1.4bn | Mid-50%**

2024 Pro Forma Revenue by Category


Vascular Access1
~40%
~40%
Interventional
~20%
Surgical


OEM
~25%
~40%
Urology2
~35%
Acute Care3

Note: Financials presented pro forma for acquisition of BIOTRONIK's vascular intervention business.

1. Vascular Access to include Emergency Medicine portfolio.
2. Urology to include Interventional Urology and bladder management portfolio.
3. Acute Care to include Anesthesia, Respiratory, intra-aortic balloon pump portfolio, and select other products.

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…With Simplified Operating Models and Streamlined Manufacturing Footprints – Simplifying operating model from Teleflex’s seven product categories today to three product categories in each company post-separation – NewCo structure, business locations, and manufacturing footprint enable a straightforward separation • Urology – Primarily NewCo-dedicated manufacturing facilities; fully dedicated commercial organization • Acute Care – Primarily NewCo-dedicated manufacturing facilities and commercial organization • OEM – Fully dedicated manufacturing facilities and commercial organization 16 Product Categories Manufacturing Sites1 7 19 NewCo 3 12 RemainCo 3 7 1. Reflects anticipated number of manufacturing sites as of year-end 2025 for Teleflex, and post-separation for RemainCo and NewCo.

Key Sites of Care / Call Points 17 RemainCo to Focus on Highly Complementary Product Categories Primarily Within Hospital-Focused End Markets Vascular Access Surgical Interventional Market Served1 Market Growth1 $4bn2 $10bn $18bn MSD MSD+ MSD+ 6%+ constant currency revenue growth Accretive to Teleflex adjusted gross margin Intensive Care Unit Emergency Medicine Interventional Cardiology Interventional Radiology Vascular Surgery Hospital Surgical Suite Operating Room Robotic, Bariatric and MIS Procedures Double-Digit EPS growth in the first full year post separation Post-Separation Note: Projected growth metrics reflect constant currency. (1) Based on market data and internal Teleflex estimates of markets served. (2) Excludes Emergency Medicine. (3) Neutral to adjusted operating margin partially as a result of higher anticipated investment in R&D. RemainCo Simplified operating model Neutral to Teleflex adjusted operating margin 3

18 RemainCo Will Maintain A Disciplined Capital Allocation Strategy Internal Investment Prioritize R&D and other high-ROI projects to drive growth Strategic M&A Deploy capital for growth- accretive acquisitions to position Teleflex to win in end markets with high innovation intensity Debt Repayment Pay down debt as appropriate to optimize leverage profile; target a net leverage ratio below 3.0x through 2026 Cash to Shareholders Teleflex to continue paying a quarterly dividend Flexibility to continue to opportunistically pursue share repurchases

NewCo Comprises A Strong Portfolio In Established End Markets…

	Market Served[1]	Market Growth[1]	Key Sites of Care / Call Points
Urology	$9bn	LSD - MSD	Hospital ASC Physician Office
Acute Care	$3bn	LSD - MSD	Intensive Care Unit Hospital Surgical Suite ASC
OEM	$30bn	MSD+	Other Medical Device Manufacturers

NewCo
Post-Separation

100% Focus
on three businesses

LSD - MSD
constant currency revenue growth

Mid-50%
adjusted gross margin

Tailored
capital allocation and investment strategy

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Note: Projected growth metrics reflect constant currency.
(1) Based on market data and internal Teleflex estimates of markets served.

...With Potential to Accelerate Growth Over the Medium Term

Pre-2024

- OEM business has a long track record of durable growth, delivering a 9.5% revenue CAGR from 2014 – 2023
- Urology portfolio built into a $500mm+ franchise through M&A, comprising multiple trusted brands

2024 - 2026

- Stabilization of OEM growth following loss of legacy customer and customer inventory management
- UroLift stabilization efforts ongoing; final year of physician office reimbursement reduction in 2025
- 2024 Barrigel revenue of $75mm+ with significant runway for continued DD+ growth

2027+

- Focused OEM strategy with flexibility to further expand customer base, enhance capabilities, and drive durable MSD growth
- Opportunity to achieve LSD - MSD Urology growth with UroLift recovering and continued Barrigel strength

OEM Highlights



+9.5% CAGR
$144MM
$221MM
$326MM
$345MM
2014A
2019A
2023A
2024A

Urology Highlights



Barrigel *UroLift* *Rüsch*

Industry-leading, highly recognizable and trusted suite of product offerings

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Note: Projected growth metrics reflect constant currency.

Transaction Details – Teleflex to create a new, independent, publicly traded company (“NewCo”) comprising Urology, Acute Care, and OEM – Intended to take the form of a distribution of newly issued shares of NewCo to shareholders that is tax-free for U.S. tax purposes – Transaction expected to be completed mid-2026 Financial Highlights RemainCo Teleflex Separation Summary – RemainCo expected to deliver constant currency revenue growth of 6%+ – RemainCo is expected to deliver double-digit EPS growth in the first full year post separation – The separation is expected to be accretive to Teleflex adjusted gross margin and neutral to Teleflex adjusted operating margin initially, partially as a result of higher anticipated investment in R&D Financial Highlights NewCo – Following the separation, NewCo expected to deliver low single-digit constant currency revenue growth and a mid-50% adjusted gross margin profile – Low single to mid single-digit constant currency revenue growth profile over the medium term Note: Projected growth metrics reflect constant currency. 21

22 Thank You!

Appendices

Product Portfolio Synergies Resulting From Announced Acquisition

Core Complex PCI

- Guide extension catheter
- Microcatheter

\+

BIOTRONIK's Vascular Intervention Business

Coronary Vascular Intervention (CVI)

- Drug-eluting stent
- Covered stent
- Drug coated balloon
- Balloon catheter

Peripheral Vascular Intervention (PVI)

- Balloon-Expandable Bare Metal Stent
- Self-Expanding Bare Metal Stent
- Drug coated balloon
- Balloon catheter
- Complex catheter

=

Combined Vascular Intervention Portfolio Synergies[1]

- VI acquisition highly complementary to TFX complex PCI portfolio
- Allows access to new combined coronary procedures
- Greater efficiencies and presence in the hospital cath lab
- Dedicated PVI platform enhances opportunity for existing TFX products and enables organic/inorganic expansion

Teleflex™

Empowering the future of healthcare

1. Following acquisition close (anticipated by the end of the third quarter 2025).

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BIOTRONIK Vascular Intervention Business At A Glance 25 2023 Sales Mix of BIOTRONIK's Vascular Intervention Business2 Total Addressable Market of BIOTRONIK's Vascular Intervention Business (1) Based on market data and internal Teleflex estimates of markets served. (2) Based on 2023A net revenue. (3) VRT = vascular restoration therapy Split By Sales Region Split By Product Area EMEA 51% APAC 26% Global Coronary Vascular Intervention Market 64% PVI 26% VRT3 <1% CVI 73% Global Peripheral Vascular Intervention Market 36% AMERICAS 23% TAM: $10bn1

Large Global CVI Market and Entry Into Fast-Growing PVI Market – Cardiovascular disease remains the primary cause of death globally, with percutaneous intervention being the most common therapy for coronary and peripheral artery disease – The current total addressable market related to vascular intervention being served by RemainCo's portfolio post close is estimated at ~$10 billion, with two-thirds from coronary interventions and one-third from peripheral procedures1 – It is estimated that the coronary intervention market is growing at a mid single-digit rate, and the peripheral intervention market is increasing at high single-digit rates – The addition of BIOTRONIK's Vascular Intervention business to RemainCo's existing Interventional portfolio is expected to improve RemainCo's global market share position 26 (1) Based on market data and internal Teleflex estimates of markets served.